VALIC COMPANY I

Supplement to the Statement of Additional Information

dated January 11, 2005

The SAI should be read in conjunction with either the Prospectus dated January 11, 2005 or the Prospectus dated October 1, 2004.

The International Growth I Fund may invest in reverse repurchase agreements and swap agreements, such as interest rate, index and currency exchange rate swaps. The International Growth I Fund may invest in derivatives, such as options and futures, may write covered call and put options on stock index futures contracts and foreign currencies, and may use over-the-counter options.

Date: April 26, 2005